EXHIBIT F

JOINT FILING AGREEMENT

ATHENE HOLDING LTD.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 9, 2020.

APH I HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings I, L.P.,
its sole member

	By:	Apollo Principal Holdings I GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH II HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings II, L.P.,
its sole member

	By:	Apollo Principal Holdings II GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH III HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings III, L.P.,
its sole member

	By:		Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH IV HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings IV, L.P.,
its sole member

	By:	Apollo Principal Holdings IV GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH V HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings V, L.P.,
its sole member

	By:	Apollo Principal Holdings V GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:	Apollo Principal Holdings V GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS V GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VI HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VI, L.P.,
its sole member

	By:	Apollo Principal Holdings VI GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VI GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VII, L.P.,
its sole member

	By:	Apollo Principal Holdings VII GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:	Apollo Principal Holdings VII GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VII GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH VIII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings VIII, L.P.,
its sole member

	By:		Apollo Principal Holdings VIII GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS VIII GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH IX HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings IX, L.P.,
its sole member

	By:	Apollo Principal Holdings IX GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:	Apollo Principal Holdings IX GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS IX GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH X HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings X, L.P.,
its sole member

	By:	Apollo Principal Holdings X GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS X, L.P.

By:	Apollo Principal Holdings X GP, Ltd.,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS X GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APH XI HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings XI, LLC,
its sole member

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XI, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Manager

APH XII HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	Apollo Principal Holdings XII, L.P.,
its sole member

	By:		Apollo Principal Holdings XII GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XII, L.P.

By:	Apollo Principal Holdings XII GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PRINCIPAL HOLDINGS XII GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS - WEDNESDAY SUB (CAYMAN), LLC

By:	AMH Holdings (Cayman), L.P.,
its sole member

	By:		AMH Holdings GP, Ltd.,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS (CAYMAN), L.P.

By:	AMH Holdings GP, Ltd.,
its general partner

	By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AMH HOLDINGS GP, LTD.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INSURANCE SOLUTIONS GROUP LP

By:	AISG GP Ltd.,
its general partner

	By:		/s/ Angelo Lombardo
Angelo Lombardo
General Counsel

AISG GP LTD.

By:	/s/ Angelo Lombardo
Angelo Lombardo
General Counsel

APOLLO LIFE ASSET, L.P.

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO LIFE ASSET GP, LLC

By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:		Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO ADVISORS, L.P.

By:		Apollo Palmetto Management, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO PALMETTO MANAGEMENT, LLC

By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA GUARANTOR - ATHENE, L.P.

By:	AAA Investments, L.P.,
its general partner

	By:	Apollo Alternative Assets, L.P.,
its service provider

		By:	Apollo International Management, L.P.,
its managing general partner

			By:		Apollo International Management GP, LLC,
its general partner

				By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA INVESTMENTS, L.P.

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P.,
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P.,
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:		/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.,
its service provider

	By:	Apollo International Management, L.P.,
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.,
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

AAA HOLDINGS, L.P.

By:	AAA Holdings GP Limited,
its general partner

	By:	/s/ John Suydam
John Suydam
Director

AAA HOLDINGS GP LIMITED

By:		/s/ John Suydam
John Suydam
Director

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
William B. Kuesel
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ William B. Kuesel
William B. Kuesel
Vice President